TRADE X

Digitalizing the Retail Pharmacy Experience

Investor Presentation
March 2023

NASDAQ:MEDS

Safe Harbor Statement

The information set forth herein contains forward-looking statements within the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. These risks include risks relating to agreements with third parties, including Coborn's and Galt Pharmaceuticals; dilution which may be caused by future offerings; our ability to raise funding in the future, as needed, and the terms of such funding; the planned benefits, expected users of, and projected revenues of our venture with Exchange Health; amounts we owe and may owe to Exchange Health in connection with the Joint Venture; security interests under certain of our credit arrangements; the fact that we are exploring strategic alternatives for our Bonum Health, Inc subsidiary; our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company's stock repurchase program; the adoption of the Company's product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; increased inflation; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE HEALTH, INC.'s future results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, TRxADE HEALTH, INC.'s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, TRxADE HEALTH, INC. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of TRxADE HEALTH, INC., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Use of Non-GAAP Financial Information

This presentation discusses "EBITDA" (net income (loss) attributable to TRxADE HEALTH, Inc. before interest, taxes, depreciation and amortization) and "Adjusted EBITDA" (EBITDA before stock-based compensation expense, litigation expenses, loss (gain) on inventory investment and loss (gain) on impairment of goodwill). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than TRxADE HEALTH, INC. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

About TRxADE HEALTH, INC.

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 14,500+ registered members nationwide
- **Experienced Management:** Management & Directors own ~49% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

TRxADE HEALTH, INC. (NASDAQ:MEDS)	
Share Price[1]	$0.38
Market Cap[1]	$3.9 M
Revenues (TTM)[3]	$10.5M
Gross Margin (TTM)[3]	54.3%
Net Loss (TTM)[3]	$(3.6)M
2023 Adj. EBITDA[4]	$(0.06)M
Cash[2]	$1.2M
Debt[2]	$0.0
Shares O/S[2]	10.2M
Float [2]	4.0M
Insider Ownership	49%

1) As of May 12, 2023
2) As of March 31, 2023
3) TTM = Trailing Twelve Months ended March 31, 2023
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as stock-based compensation expense, loss (gain) on inventory investment, litigation expenses and loss (gain) on impairment of goodwill. See appendix for reconciliation to GAAP.

Divisions of TRxADE HEALTH

Pharmaceutical Marketplaces (With Supporting B2B + Supporting Subsidiaries)[1]

B2B

Supplier-Pharmacy Marketplace Platform



BONUM HEALTH

INTEGRA PHARMA SOLUTIONS

Rx Distributor

Business to Business

Robust procurement technology platform that delivers a lower cost and transparent procurement process for independent pharmacists and clinics compared to industry norms. Offer corresponding marketplace solution to manufacturers and distributors to further lower cost and increase pharmaceutical access.

Supporting Subsidiaries

Provide partner Pharmacies with ability to offer their uninsured and under insured patients access to over 650 medical doctors across 50 states. Provide turnkey logistical and digital services to network pharmacies to engage and offer last mile delivery of dispensed medications to patients.

1) Pie slices not representative of revenue mix between subsidiaries

TRxADE Marketplace

Our B2B Pharmaceutical Supply Chain Platform

U.S. Pharmaceutical Industry[1,2]

- Projected $685B per year industry size by 2023 and growing; Over 65,000 pharmacy facilities
- Approximately 9 out of 10 Americans live within 5 miles of a community pharmacy
- Excluding several large national chains, there are ~20,000 independent pharmacies in the U.S. that represent ~$67.1 Billion in drug purchases annually
- Targeted Medical Clinics that dispense pharmaceuticals total approximately 38,500 in the U.S. [5]

The Problem

- The existing market for prescription drugs is both large & growing; yet highly inefficient and lacking transparent pricing or significant innovation
- Large pharmacy benefit managers (PBM), wholesalers & large retail chains dominate the retail pharmacy space and have significant leverage when negotiating drug purchasing and larger insurance contracts that smaller retail pharmacies often cannot compete with

Independent Pharmacy and Clinics Footprint


Growth Opportunity
50,600
TRxADE Registered Users
14,500+

Projected North America ePharmacy Market[4]
(USD Billion)

2021 – 2027 CAGR of 15.6%

1) U.S. Pharmaceuticals Industry Analysis and Trends 2023; 2) National Community of Pharmacists Association's 2021 Digest 3) NCPA 2020 Digest Report; 4) KBV Research September 2021, and 5) AMPA.org and aad.org

TRxADE Marketplace

Trxade.com (Distributor Pharmaceutical Supply Chain Platform)

Our Marketplace Solution:

- TRxADE's exchange platform offers a clear and concise interface that allows over 14,500+ registered members in 50 states to analyze "up-to-the-minute" supply & pricing from multiple pharma suppliers
- Economies of scale and TRxADE's proprietary algorithms deliver cost reduction, transparency and operational benefits for independent pharmacies
- Expansion of primary wholesaler Group Purchasing (GPO) contracts and data analytics (planned)
- Recently launched medical division further extends platform capabilities to physicians and small healthcare facilities.



Selected Operational Metrics

TRxADE Platform

Our marketplace has over 72 national and regional pharmaceutical suppliers providing over 120,000 branded and generic drugs, including over the counter drugs and drugs available for purchase by pharmacists.

Metrics for the three-month period ending March 31, 2023 compared to the same period in 2022:

- Registered users year-over-year increased 1,100 or 7%
- Revenue increased 4%
- Platform sales transactions increased 7%

TRxADE Prime

The focus of Trxade Prime is to be the pharmaceutical supplier of choice for healthcare organizations of all sizes. Our expertise in the distribution of products extends to all healthcare markets including government organizations, hospitals, clinics, and independent pharmacies nationwide.

During 2022 and into 2023, the Company executed on several initiatives to drive down overhead expense and to improve gross margin. Among these projects to reduce expense was the completion of additional automation software and employee restructuring at the warehouse and with administrative staff.

Selected Financials

- **High Margin:** Revenue from transaction fees on marketplace platform (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"
- **Built-Out Platform: 14,500+ registered members with continued platform development requiring minimal capital expenditures**

(USD $ in Millions)	Three Month Ended March 31, 2023	Three Months Ended March 31, 2022
Revenue	$2.2	$3.2
Gross Profit	$1.6	$1.3
Net Loss	$(0.7)	$(1.0)
Adjusted EBITDA (Loss) [1]	$(0.6)	$(0.7)
Cash	$1.2	$1.9
Debt	$0.0	$0.5

1) Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization and before stock-based compensation expense, loss (gain) on inventory investment, litigation expenses, and loss (gain) on impairment of goodwill. See appendix for a reconciliation of these amounts to GAAP and "Use of Non-GAAP Financial Information", above.

Quarterly Revenue
(USD $ in Thousands)


3,279
2,400
2,529
2,248
Q2 2022
Q3 2022
Q4 2022
Q1 2023

Annual Revenue
(USD $ in Thousands)


$17,122
$7,436
$9,989
$11,448
2019
2020
2021
2022

TRADE X

Management



Suren Ajjarapu, Chairman of the Board and Chief Executive Officer

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation ("TRxADE Nevada") (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE Nevada since its inception. Mr. Ajjarapu is also Chief Executive Officer of Aesther Healthcare Acquisition Corp., a Special Purpose Acquisition Company traded on Nasdaq under the symbol "AEHA", as well as a director of Oceantech Acquisition I Corp., traded on Nasdaq under the symbol "OTECU". Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel, Director, President, Chief Operating Officer, and acting Chief Financial Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the UK before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, UK.

TRADE X

Key Takeaways

NASDAQ:MEDS

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

A Tech Focused Healthcare Services Company

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 14,500+ registered members nationwide
- **Experienced Management:** Management & Directors own ~49% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

Contact Us

TRxADE HEALTH, INC.
2420 Brunello Trace
Lutz , FL 34558
(800) 261-0281

www.trxadehealth.com

Appendix:

Consolidated Balance Sheet

(Unaudited)

TRxADE HEALTH, INC.
Consolidated Balance Sheets
March 31, 2023 and December 31, 2022

	March 31, 2023	December 31, 2022
Assets		
Current Assets		
Cash	$ 1,194,079	$ 1,111,156
Accounts receivable, net	707,914	728,601
Inventory	126,254	119,582
Prepaid assets	357,866	110,945
Current assets of discontinued operations	-	22,837
Total Current Assets	2,386,113	2,093,121
Property plant and equipment, net	62,393	65,214
Intangible assets and capitalized software, net	537,917	450,845
Deposits	49,031	49,031
Operating lease right-of-use assets	1,002,317	1,051,815
Total Assets	$ 4,037,771	$ 3,710,026
Liabilities and Shareholders' Equity		
Current Liabilities		
Accounts payable	515,766	682,653
Accrued liabilities	303,225	290,013
Other current liabilities	229,165	67,517
Contingent funding liabilities	789,286	108,036
Current portion lease liabilities	204,064	196,872
Warrant liability	508,642	588,533
Notes payable-- related party	-	166,667
Current liabilities of discontinued operations	-	46,500
Total Current liabilities	2,550,148	2,146,791
Long Term Liabilities		
Other long-term liabilities --- leases	832,483	887,035
Notes payable- related party	-	333,333
Total Liabilities	3,382,631	3,367,159
Stockholders' Equity		
Series A preferred stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding, as of March 31, 2023 and December 31, 2022.	-	-
Common stock, $0.00001 par value; 100,000,000 shares authorized; 10,210,878 and 9,393,708 shares issued and outstanding, as of March 31, 2023 and December 31, 2022, respectively	100	99
Additional paid-in capital	20,560,499	20,482,573
Retained deficit	(19,905,459)	(19,719,536)
Total	655,140	763,136
Non-controlling interest in subsidiary	-	(420,269)
Total stockholders' equity	655,140	342,867
Total Liabilities and Stockholders' Equity	$ 4,037,771	$ 3,710,026

Appendix:

Consolidated Statements of Operations

(Unaudited)

TRxADE HEALTH, INC.

Consolidated Statement of Operations

	For the Three Months Ended March 31, 2023	2022
Revenues	$ 2,247,750	$ 3,240,272
Cost of sales	690,670	1,904,569
Gross Profit	1,557,080	1,335,703
Operating Expenses:		
Wage and salary expense	905,901	1,069,958
Professional fees	139,661	101,009
Accounting and legal expense	248,217	236,221
Technology expense	233,286	245,785
General and administrative	377,421	651,302
Total operating expenses	1,904,486	2,304,275
Operating Loss	(347,406)	(968,572)
Nonoperating income (expense)		
Change in fair value of warrant liability	79,891	-
Interest income	4,198	-
Gain on disposal of asset	-	4,100
Interest expense	(62,392)	(1,364)
Total nonoperating expense	21,697	2,736
Net Loss from continuing operations	(325,709)	(965,836)
Net Loss on discontinued operations, net of tax	(352,244)	-
Net loss attributable to TRxADE Health, Inc.	$ (677,953)	$ (960,147)
Net loss attributable to non-controlling interests	-	(5,689)
Basic and diluted net loss per common share:		
Continuing operations	$ (0.03)	$ (0.12)
Discontinued operations	$ (0.04)	$ -
Net loss attributable to common stockholders	$ (0.07)	$ (0.12)
Weighted average common shares outstanding - basic and diluted	10,060,735	8,178,124

Appendix:

Reconciliation of Net Income to Adj. EBITDA*

Reconciliation of Net Income(Loss) attributable to TRxADE HEALTH, Inc., to Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA*

	Three Months ended March 31, 2023	Three Months ended March 31, 2022
Net loss attributable to TRxADE Health, Inc.	$ (677,953)	$ (965,836)
Add (deduct):		
Interest, net	58,194	1,364
Depreciation and amortization	3,297	3,972
EBITDA *	**(616,462)**	**(960,500)**
Add (deduct):		
Bad debt recovery	32,074	-
Change in fair value of warrant liability	(79,891)	-
Litigation expenses	-	225,000
Stock-based compensation	77,920	64,866
Adjusted EBITDA *	**$ (586,359)**	**$ (670,634)**

* EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also "Use of Non-GAAP Financial Information", above.